SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        ______________________________
                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 15, 2003


                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)


Delaware                333-67188          13-3741177
(State or other         (Commission        (IRS Employer
jurisdiction of         File Number)       Identification
incorporation or                           Number)
organization)

270 Park Avenue, New York, New                        10013
(Address of principal executive offices)            (Zip Code)
Registrant's telephone number including area code (212) 834-6000.

Item 1.    Changes in Control of Registrant.

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Not Applicable.


Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial  Statements,   Pro-Forma  Financial  Information  and
Exhibits.

           (a)  Not Applicable.

           (b)  Not Applicable.

(c)   Exhibits:

1.    Trustee's Report with respect to the June 15, 2003  Distribution Date for the Select Notes Trust LT 2003-1

 Item 8.   Change in Fiscal Year

           Not Applicable.

Item 9.    Regulation FD Disclosure

           Not Applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                By:    /s/ Chad Parson
                                       _______________
                                Name:  Chad Parson
                                Title: Authorized Signature







June  27, 2003

EXHIBIT INDEX


Exhibit                                                         Page

   1    Trustee's Report with respect to the June 15,            5
        2003 Distribution Date for the Select Notes Trust
        LT 2003-1

                            Exhibit 1

To the
Holders of:
Select Notes Trust LT 2003-1
Long Term Certificates  Series
2003-1
*CUSIP:  81619PAA5

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2003-1 (the "Trust"), hereby gives notice with respect to Interest Period commencing on May 15, 2003 to and including June 15, 2003 (the "Interest Period") in respect of the June 15, 2003 Interest Distribution Date (the "Interest Distribution Date") as follows:

1. The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).

                                   $163,802.08

   a.   Per certificate held amount of interest income to be
        included in Form 1099 for the year ending December 31,
        2003 is set forth below.
                                   $3.132570

2. The total of all interest distributed to Certificateholders during the Interest Period is set forth below.

                                   $263,750.00

3.  The amount of advances made to the Trustee on  $99,947.92 the Interest Distribution Date is

   a    The date and amount of each unpaid advance is as set forth below.
                ---------------------------------------
                       Date              Amount
                ---------------------------------------
                ---------------------------------------
                    5/15/2003          $347,451.39
                ---------------------------------------
                ---------------------------------------
                    6/15/2003          $99,947.92
                ---------------------------------------

4.  The total amount of advances repaid to the          $0.00
    Advancing Party during the Interest Period is

5.  The net total of advances made      $99,947.92
    during the Interest Period is

6. The total amount of interest expense paid to the Advancing Party on the Interest Distribution Date is set forth below (each Certificateholders pro rata portion of this amount should be included in a footnote to such Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income). $0.00

   a.   Per certificate held amount of interest expense to be
        included in Form 1099 for the year ending December 31, 2003 is set forth below.
                             $0.00

7. At the close of business on the Interest Distribution Date, there were 52,290 Certificates outstanding.

8. Payments made on Underlying Securities during the Interest period are as set forth below.
---------------------------------------------------------------------
Payment    Description of Underlying Security    Principle   Interest
 Date
---------------------------------------------------------------------
---------------------------------------------------------------------
 5/29/03   IBM Corporation 5.875% Debentures     $0.00   $51,406.26
           due November 29, 2032
---------------------------------------------------------------------
---------------------------------------------------------------------
  6/2/03   Sears Roebuck Acceptance 6.50%        $0.00   $58,680.56
           Debentures due December 1, 2028
---------------------------------------------------------------------
---------------------------------------------------------------------
  6/2/03   Merck & Co 5.95% Debentures due       $0.00   $53,715.28
           December 1, 2028
---------------------------------------------------------------------
U.S. Bank Trust National
Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.